September 16, 2008

BNY MELLON FUNDS TRUST

BNY Mellon Intermediate U.S. Government Fund

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

BNY Mellon International Appreciation Fund

Supplement to Prospectus dated March 31, 2008

The following information supplements and supersedes any contrary information contained in the relevant Prospectus for the above-referenced funds (each, a “Fund”):

Effective as of the close of business on September 12, 2008, the Fund commenced operations upon the reorganization of a corresponding series of BNY Hamilton Funds, Inc. (the “predecessor fund”) into the Fund. In connection with the reorganization of the predecessor fund, shareholders of the predecessor fund received Class M shares and Investor shares of the Fund in exchange for their Institutional shares and Class A shares, respectively, of the predecessor fund.